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                                   LETTER AGREEMENT

                                     July 3, 1996


QAD, Inc.
6450 Via Real
Carpinteria, California

Gentlemen:

    Reference is made to the Loan and Security Agreement between us of even date (the "Loan Agreement") and the documents and agreements relating thereto (collectively, the "Loan Documents").

    This will confirm our agreement to modify Section 5.5 clause (ix) to read as follows: "(ix) guarantee or otherwise become liable with respect to the obligations of another party or entity, except for guarantees of loans to employees in good-faith arm's length transactions in the ordinary course of business; . . .".

    This will also confirm our agreement that your escrowing of source code relating to your software, for the benefit of your customers, in the ordinary course of business and in accordance with normal industry practice, is not prohibited by the Loan Agreement or the other Loan Documents.

    This Letter Agreement, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

                                       Sincerely yours,

                                       GREYROCK BUSINESS CREDIT,
                                       a Division of NationsCredit Commercial
                                       Corporation


                                       By
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                                       Title
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Accepted and agreed:

QAD, INC.


By
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Title
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